                                                                    EXHIBIT 99.7


                     MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                  SERIES 1996-A
                         CC MASTER CREDIT CARD TRUST II
               (Formerly Chevy Chase Master Credit Card Trust II)

        RECEIVABLES
        -----------

        Beginning of the Month Principal Receivables:                       $3,208,790,692.40
        Beginning of the Month Finance Charge Receivables:                    $163,530,104.34
        Beginning of the Month Discounted Receivables:                                  $0.00
        Beginning of the Month Total Receivables:                           $3,372,320,796.74

        Removed Principal Receivables:                                                  $0.00
        Removed Finance Charge Receivables:                                             $0.00
        Removed Total Receivables:                                                      $0.00

        Additional Principal Receivables:                                               $0.00
        Additional Finance Charge Receivables:                                          $0.00
        Additional Total Receivables:                                                   $0.00

        Discounted Receivables Generated this Period:                                   $0.00

        End of the Month Principal Receivables:                             $3,147,935,537.87
        End of the Month Finance Charge Receivables:                          $159,056,585.18
        End of the Month Discounted Receivables:                                        $0.00
        End of the Month Total Receivables:                                 $3,306,992,123.05

        Special Funding Account Balance                                                 $0.00
        Aggregate Invested Amount (all Master Trust II Series)              $2,300,000,000.00
        End of the Month Transferor Amount                                    $847,935,537.87
        End of the Month Transferor Percentage                                          26.94%

        DELINQUENCIES AND LOSSES
        ------------------------

        End of the Month Delinquencies:

             30-59 Days Delinquent                                             $71,394,092.52
             60-89 Days Delinquent                                             $51,307,483.88
             90+ Days Delinquent                                              $102,818,374.25

             Total 30+ Days Delinquent                                        $225,519,950.65
             Delinquent Percentage                                                       6.82%

        Defaulted Accounts During the Month                                    $25,049,801.51
        Annualized Default Percentage                                                    9.37%

        May-2001                         1996-A                          Page 2

        Principal Collections                                                 $411,386,451.79
        Principal Payment Rate                                                          12.82%

        Total Payment Rate                                                              13.70%

        INVESTED AMOUNTS
        ----------------

             Class A Initial Invested Amount                                  $369,000,000.00
             Class B Initial Invested Amount                                   $38,250,000.00
             Class C Initial Invested Amount                                   $42,750,000.00
                                                                              ---------------
        INITIAL INVESTED AMOUNT                                               $450,000,000.00

             Class A Invested Amount                                          $369,000,000.00
             Class B Invested Amount                                           $38,250,000.00
             Class C Invested Amount                                           $42,750,000.00
                                                                              ---------------
        INVESTED AMOUNT                                                       $450,000,000.00

             Class A Adjusted Invested Amount                                 $369,000,000.00
             Class B Adjusted Invested Amount                                  $38,250,000.00
             Class C Adjusted Invested Amount                                  $42,750,000.00
                                                                              ---------------
        ADJUSTED INVESTED AMOUNT                                              $450,000,000.00

        PREFUNDED AMOUNT                                                                $0.00

        FLOATING ALLOCATION PERCENTAGE                                                  14.02%
        PRINCIPAL ALLOCATION PERCENTAGE                                                 14.02%

             Class A Principal Allocation Percentage                                    82.00%
             Class B Principal Allocation Percentage                                     8.50%
             Class C Principal Allocation Percentage                                     9.50%

        COLLECTIONS OF PRINCIPAL RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED
        TO SERIES 1996-A                                                       $57,692,732.54

        COLLECTIONS OF FINANCE CHARGE RECEIVABLES
        DURING THE MONTHLY PERIOD ALLOCATED TO
        SERIES 1996-A                                                           $7,100,662.63

        MONTHLY SERVICING FEE                                                     $562,500.00

        INVESTOR DEFAULT AMOUNT                                                 $3,512,977.87

        May-2001                         1996-A                          Page 3



        CLASS A AVAILABLE FUNDS
        -----------------------

        CLASS A FLOATING ALLOCATION PERCENTAGE                                         82.00%

             Class A Finance Charge Collections                                $6,283,793.38
             Other Amounts                                                             $0.00

        TOTAL CLASS A AVAILABLE FUNDS                                          $6,283,793.38

             Class A Monthly Interest                                          $1,357,586.88
             Class A Servicing Fee                                               $461,250.00
             Class A Investor Default Amount                                   $2,880,641.85

        TOTAL CLASS A EXCESS SPREAD                                            $1,584,314.65

        REQUIRED AMOUNT                                                                $0.00

        CLASS B AVAILABLE FUNDS
        -----------------------

        CLASS B FLOATING ALLOCATION PERCENTAGE                                          8.50%

             Class B Finance Charge Collections                                  $651,368.81
             Other Amounts                                                             $0.00

        TOTAL CLASS B AVAILABLE FUNDS                                            $651,368.81

             Class B Monthly Interest                                            $148,136.41
             Class B Servicing Fee                                                $47,812.50

        TOTAL CLASS B EXCESS SPREAD                                              $455,419.90
        CLASS B INVESTOR DEFAULT AMOUNT                                          $298,603.12
        CLASS B REQUIRED AMOUNT                                                  $298,603.12

        CLASS C FLOATING ALLOCATION PERCENTAGE                                          9.50%

      May-2001                         1996-A                            Page 4


        EXCESS SPREAD
        -------------

        TOTAL EXCESS SPREAD                                                          $2,714,297.49

             Excess Spread Applied to Class A Required Amount                                $0.00

             Excess Spread Applied to Class A Investor Charge Offs                           $0.00

             Excess Spread Applied to Class B Required Amount                          $298,603.12

             Excess Spread Applied to Reductions of Class B
             Invested Amount                                                                 $0.00

             Excess Spread Applied to Class C Required Amount                          $522,304.93

             Excess Spread Applied to Reductions of Class C
             Invested Amount                                                                 $0.00

             Excess Spread Applied to Monthly Cash Collateral Fee                       $93,750.00

             Excess Spread Applied to Cash Collateral Account                                $0.00

             Excess Spread Applied to Spread Account                                         $0.00

             Excess Spread Applied to Reserve Account                                        $0.00

             Excess Spread Applied to other amounts owed to
             Cash Collateral Depositor                                                       $0.00

             Excess Spread Applied to other amounts owed to
             Spread Account Residual Interest Holders                                        $0.00

        TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE FOR
        GROUP I                                                                      $1,799,639.44

     May-2001                         1996-A                          Page 5


     EXCESS FINANCE CHARGE COLLECTIONS -- GROUP I
     --------------------------------------------

     TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL SERIES
     IN GROUP I                                                               $9,315,594.30

     SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS
     -----------------------------------------------

     EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO
     SERIES 1996-A                                                                    $0.00

         Excess Finance Charge Collections applied to
         Class A Required Amount                                                      $0.00

         Excess Finance Charge Collections applied to
         Class A Investor Charge Offs                                                 $0.00

         Excess Finance Charge Collections applied to
         Class B Required Amount                                                      $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class B Invested Amount                                        $0.00

         Excess Finance Charge Collections applied to
         Class C Required Amount                                                      $0.00

         Excess Finance Charge Collections applied to
         Reductions of Class C Invested Amount                                        $0.00

         Excess Finance Charge Collections applied to
         Monthly Cash Collateral Fee                                                  $0.00

         Excess Finance Charge Collections applied to
         other amounts owed Cash Collateral Depositor                                 $0.00

         Excess Finance Charge Collections applied to
         other amounts owed to Spread Account
         Residual Interest Holders                                                    $0.00

     YIELD AND BASE RATE
     -------------------

         Base Rate (Current Month)                                                     6.37%
         Base Rate (Prior Month)                                                       7.27%
         Base Rate (Two Months Ago)                                                    7.41%
                                                                                -----------
     THREE MONTH AVERAGE BASE RATE                                                     7.02%

         Portfolio Yield (Current Month)                                              11.07%
         Portfolio Yield (Prior Month)                                                11.84%
         Portfolio Yield (Two Months Ago)                                             13.09%
                                                                                -----------
     THREE MONTH AVERAGE PORTFOLIO YIELD                                              12.00%

     May-2001                         1996-A                          Page 6


     PRINCIPAL COLLECTIONS
     ---------------------

     TOTAL PRINCIPAL COLLECTIONS                                             $57,692,732.54

     INVESTOR DEFAULT AMOUNT                                                  $3,512,977.87

     REALLOCATED PRINCIPAL COLLECTIONS
         Allocable to Class C Interests                                               $0.00
         Allocable to Class B Certficates                                             $0.00

     SHARED PRINCIPAL COLLECTIONS ALLOCABLE
     FROM OTHER SERIES                                                                 0.00

     CLASS A SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                               $0.00
         Deficit Controlled Accumulation Amount                                       $0.00
     CONTROLLED DEPOSIT AMOUNT                                                        $0.00

     CLASS B SCHEDULED ACCUMULATION --
         Controlled Accumulation Amount                                               $0.00
         Deficit Controlled Accumulation Amount                                       $0.00
     CONTROLLED DEPOSIT AMOUNT                                                        $0.00

     EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR
     PRINCIPAL SHARING                                                       $61,205,710.41

     INVESTOR CHARGE OFFS
     --------------------

     CLASS A INVESTOR CHARGE OFFS                                                     $0.00
     CLASS B INVESTOR CHARGE OFFS                                                     $0.00
     CLASS C INVESTOR CHARGE OFFS                                                     $0.00

     PREVIOUS CLASS A CHARGE OFFS REIMBURSED                                          $0.00
     PREVIOUS CLASS B CHARGE OFFS REIMBURSED                                          $0.00
     PREVIOUS CLASS C CHARGE OFFS REIMBURSED                                          $0.00

     CASH COLLATERAL ACCOUNT
         Required Cash Collateral Amount                                     $13,500,000.00
         Available Cash Collateral Amount                                    $13,500,000.00

     TOTAL DRAW AMOUNT                                                                $0.00
     CASH COLLATERAL ACCOUNT SURPLUS                                                  $0.00


                                         First USA Bank, National Association
                                         as Servicer

                                         By:    /s/ Tracie H. Klein
                                                -----------------------------
                                                Tracie H. Klein
                                                First Vice President